UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule14a-12

ALPHA MODUS HOLDINGS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

ALPHA MODUS HOLDINGS, INC.

20311 Chartwell Center Dr., #1469

Cornelius, NC 28031

NOTICE OF 2025 ANNUAL MEETING OF STOCKHOLDERS

To Be Held December 30, 2025

Dear Stockholders:

Alpha Modus Holdings, Inc. (“we”, “us” or the “Company”) cordially invites you to attend our 2025 annual meeting of stockholders. The meeting will be held virtually on December 30, 2025, at 1:00 p.m. (Eastern time), following registration at https://viavid.webcasts.com/starthere.jsp?ei=1745881&tp_key=7ee7480aea, and hosted at 20311 Chartwell Center Dr., #1469, Cornelius, North Carolina, 28031.

NOTICE IS HEREBY GIVEN that the Annual Meeting of the Company will be held in a virtual meeting format only. The virtual meeting may be accessed following registration at https://viavid.webcasts.com/starthere.jsp?ei=1745881&tp_key=7ee7480aea. There is no in-person meeting for you to attend. Once your registration is complete, you can access the Annual Meeting at the links that will be provided following registration. After registration is complete and you have entered the Annual Meeting virtually, the Company will provide you an opportunity to ask questions that are confined to matters properly before the Annual Meeting and of general Company concern. All answers to proper questions received at the meeting will be posted to the Investor Relations page of our website upon conclusion of the meeting. The meeting will begin promptly at 1:00 p.m. (Eastern time). We encourage you to access the virtual meeting prior to the start time. Online access will open approximately at 12:45 p.m. (Eastern time), and you should allow ample time to log in to the meeting and test your computer audio system. We recommend that you carefully review the procedures needed to gain admission in advance. There will be technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting. If you encounter any difficulties accessing the virtual meeting during check-in or during the meeting, please call the technical support number that will be posted on the virtual stockholder meeting login page. Whether or not you plan to attend the Annual Meeting, we urge you to vote and submit your proxy in advance of the meeting by one of the methods described in the proxy materials for the Annual Meeting.

ii

At the meeting we will be considering and voting on the following matters:

1.	Electing five directors to the Company’s Board of Directors (the “Board of Directors”), each to serve a term of one year;

2.

Approval of an Amendment and Restatement to our Second Amended and Restated Certificate of Incorporation to increase the number of authorized shares of the Company’s Class A common stock from 200,000,000 shares to 2,000,000,000 shares;

3.	Ratification of the appointment of MaloneBailey, LLP (“MaloneBailey”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025; and

4.	To consider a non-binding advisory vote on compensation of our named executive officers.

Stockholders who owned our common stock at the close of business on November 17, 2025 (the “Record Date”), may attend and vote at the meeting. A stockholders list will be available at our offices at 20311 Chartwell Center Dr., #1469, Cornelius, North Carolina, 28031, for a period of ten days prior to the meeting. We hope that you will be able to virtually attend the meeting.

Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), the Company uses the Internet as the primary means of furnishing proxy materials to stockholders. Accordingly, the Company is sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to the Company’s stockholders. All stockholders will have the ability to access the proxy materials (including the Company’s Annual Report to the stockholders, the Proxy Statement or the form of proxy) via the Internet at https://www.cstproxy.com/alphamodus/2025 or request a printed set of the proxy materials by contacting our main office at (704) 252-5050. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. The Notice contains a control number that you will need to vote your shares. Please keep the Notice for your reference through the meeting date. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. The Company encourages stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of its annual meetings.

Whether or not you plan to attend the meeting, please vote electronically via the Internet, or, if you requested paper copies of the proxy materials, please complete, sign, date and return the accompanying proxy card in the enclosed postage-paid envelope. See “How do I cast my vote?” in the Proxy Statement for more details.

We look forward to seeing you at the meeting.

By order of the Board of Directors,

/s/ William Alessi
William Alessi
Chief Executive Officer

Cornelius, North Carolina
December 3, 2025

iii

iv

ALPHA MODUS HOLDINGS, INC.

20311 Chartwell Center Dr., #1469,

Cornelius, NC 28031

PROXY STATEMENT

GENERAL INFORMATION

Alpha Modus Holdings, Inc. (“Clean Energy Technologies,” “we,” “us”, “our” or the “Company”) has made these materials available to you on the Internet or, upon your request, has delivered printed versions of these materials to you by mail, in connection with the Company’s solicitation of proxies for use at our 2025 annual meeting of stockholders (the “Annual Meeting” or the “Meeting”) to be held virtually on December 30, 2025, at 1:00 p.m. (Eastern time), at 20311 Chartwell Center Dr., #1469, Cornelius, North Carolina, 28031, and at any postponement(s) or adjournment(s) thereof. These materials were first sent or given to stockholders on December 3, 2025. You are invited to attend the Annual Meeting and are requested to vote on the Proposals described in this Proxy Statement.

NOTICE IS HEREBY GIVEN that the Annual Meeting of the Company will be held in a virtual meeting format only. The virtual meeting may be accessed following registration at https://viavid.webcasts.com/starthere.jsp?ei=1745881&tp_key=7ee7480aea. There is no in-person meeting for you to attend. Registration to attend the Annual Meeting will begin at 12:45 p.m. (15 minutes before the Annual Meeting begins), which can be accomplished using your control number and other information. Once your registration is complete, you can access the Annual Meeting at the link you will receive following registration. After registration is complete and you have entered the Annual Meeting virtually, the Company will provide you an opportunity to ask questions that are confined to matters properly before the Annual Meeting and of general Company concern. All answers to proper questions received at the meeting will be posted to the Investor Relations page of our website upon conclusion of the meeting. The meeting will begin promptly at 1:00 p.m. (Eastern time). We encourage you to access the virtual meeting prior to the start time. Online access will open approximately at 12:45 p.m. (Eastern time), and you should allow ample time to log in to the meeting and test your computer audio system. We recommend that you carefully review the procedures needed to gain admission in advance. There will be technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting. If you encounter any difficulties accessing the virtual meeting during check-in or during the meeting, please call the technical support number that will be posted on the virtual stockholder meeting login page. Whether or not you plan to attend the Annual Meeting, we urge you to vote and submit your proxy in advance of the meeting by one of the methods described in the proxy materials for the Annual Meeting.

1

Information Contained In This Proxy Statement

The information in this Proxy Statement relates to the Proposals to be voted on at the Annual Meeting. Included with this Proxy Statement are copies of the Company’s Annual Reports on Form 10-K for the years ended December 31, 2024 and 2023, each as filed with the SEC on November 17, 2025, and May 15, 2023 (the “Annual Reports”). If you requested printed versions of these materials by mail, these materials also include the proxy card or vote instruction form for the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials

Pursuant to rules adopted by the SEC, the Company uses the Internet as the primary means of furnishing proxy materials to stockholders. Accordingly, the Company is sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to the Company’s stockholders. All stockholders will have the ability to access the proxy materials (including the Company’s Annual Report, which does not constitute a part of, and shall not be deemed incorporated by reference into, this Proxy Statement or the enclosed form of proxy, except as set forth below under “Documents Incorporated By Reference”)) via the Internet at https://www.cstproxy.com/alphamodus/2025 or request a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. The Notice contains a control number that you will need to vote your shares. Please keep the Notice for your reference through the meeting date. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. The Company encourages stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of its annual meetings.

DEFINITIONS

Unless the context requires otherwise, references to the “Company,” “we,” “us,” “our,” “AMOD,” “Clean Energy Technologies” and “Alpha Modus Holdings, Inc.” refer specifically to Alpha Modus Holdings, Inc. and its consolidated subsidiaries.

In addition, unless the context otherwise requires and for the purposes of this Proxy Statement only:

●	“Code” means the Internal Revenue Code of 1986, as amended from time to time;
●	“Exchange Act” refers to the Securities Exchange Act of 1934, as amended;
●	“SEC” or the “Commission” refers to the United States Securities and Exchange Commission; and
●	“Securities Act” refers to the Securities Act of 1933, as amended.

INFORMATION CONCERNING SOLICITATION AND VOTING

Our Board of Directors (the “Board of Directors”) is soliciting proxies for the 2025 annual meeting of stockholders. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the meeting. Please read it carefully.

2

The Company will pay the costs of soliciting proxies from stockholders. Our directors, officers and regular employees may solicit proxies on behalf of the Company, without additional compensation, personally or by telephone.

QUESTIONS AND ANSWERS

General Questions and Answers

Q:	Who can vote at the meeting?

A:	The Board of Directors set November 17, 2025, as the record date for the meeting. You can attend and vote at the meeting if you were a holder of our common stock at the close of business on the record date. On the record date, there were 41,959,958 shares of common stock issued and outstanding, and no shares of preferred stock issued and outstanding, voting in aggregate 41,959,958 total voting shares at the meeting.

Q:	What Proposals will be voted on at the meeting?

A:	Three Proposals are scheduled to be voted upon at the meeting:

●	The election of directors.

●

To approve an Amendment and Restatement to our Second Amended and Restated Certificate of Incorporation to increase the number of authorized shares of the Company’s Class A common stock from 200,000,000 shares to 2,000,000,000 shares.

●	To ratify the appointment of MaloneBailey, LLP (“MaloneBailey”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

●	To consider a non-binding advisory vote on compensation of our named executive officers.

Q:	Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

A:	Pursuant to rules adopted by the SEC, we have elected to provide access to our proxy materials over the Internet. Accordingly, on or about December 3, 2025, we are sending the Notice to our stockholders of record and beneficial owners. All stockholders will have the ability, beginning on or about December 3, 2025, to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis, provided, however, that only one annual report or proxy statement will be delivered to multiple security holders sharing an address.

3

Q:	Can I vote my shares by filling out and returning the Notice?

A:	No. The Notice identifies the items to be voted on at the meeting, but you cannot vote by marking the Notice and returning it. The Notice provides instructions on how to vote via the Internet, or by requesting and returning a paper proxy card, or by submitting a ballot in person at the meeting.

Q:	How can I get electronic access to the proxy materials?

A:	The Notice will provide you with instructions regarding how to:

●	View our proxy materials for the meeting on the Internet; and

●	Instruct us to send future proxy materials to you electronically by email.

Choosing to receive future proxy materials by email will save us the cost of printing and mailing documents to you and will reduce the impact of our annual meetings on the environment. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you terminate it.

Q:	How do I cast my vote?

A:	Stockholders whose shares are registered in their own names may vote at the virtual meeting or by proxy. If you would like to vote at the virtual meeting, please follow the instructions that will be available on the online meeting platform during the meeting. Proxies may be submitted over the Internet or by mail.

●	Go to https://www.cstproxyvote.com/ to vote over the Internet; or

●	If you received a paper copy of your proxy materials, please MARK, SIGN, DATE AND RETURN your proxy card in the postage-paid envelope. If you are voting by the Internet, have the control number from your proxy card ready, and please do not mail your proxy card.

Proxies submitted over the Internet must be received by 11:59 p.m. Eastern Time, on December 29, 2025. Submitting a proxy authorizes the persons appointed as proxies to vote your shares at the Annual Meeting in the manner that you have indicated. The persons named in the form of proxy (William Alessi and Rodney Sperry) have advised that they will vote all shares represented by proxy unless authority to so vote is withheld by the stockholder granting the proxy. If your proxy does not indicate your vote, the persons named in the proxy will vote your shares “FOR” each of the nominees to our Board of Directors, “FOR” the approval of an Amendment and Restatement to our Second Amended and Restated Certificate of Incorporation to increase the number of authorized shares of the Company’s Class A common stock from 200,000,000 shares to 2,000,000,000 shares; “FOR” the ratification of the appointment of MaloneBailey as our independent registered public accounting firm for the fiscal year ending December 31, 2025, and “FOR” approval of the compensation of our named executive officers. If any other matters properly come before the meeting, your shares will be voted in accordance with the discretion of the persons named in the proxy.

4

If your shares are registered in the name of a broker, bank or other nominee (typically referred to as being held in “street name”), you will receive instructions from your broker, bank or other nominee that must be followed in order for your broker, bank or other nominee to vote your shares per your instructions. Many brokerage firms and banks have a process for their beneficial holders to provide instructions via the Internet, via fax or over the telephone. If Internet, fax or telephone voting is unavailable from your broker, bank or other nominee, please request a paper copy of the proxy and complete and return the voting instruction card in the addressed, postage paid envelope provided.

In the event you do not provide instructions on how to vote, your broker may have authority to vote your shares. Under the rules that govern brokers who are voting with respect to shares that are held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters. Routine matters include the ratification of the appointment of independent auditors and the amendment to increase the number of authorized shares of the Company’s Class A common stock from 200,000,000 shares to 2,000,000,000 shares, but not the election of directors or the non-binding advisory vote to approve executive compensation (collectively, the “non-routine matters”). Your vote is especially important. If your shares are held by a broker, your broker cannot vote your shares for these non-routine matters unless you provide voting instructions. Therefore, please instruct your broker regarding how to vote your shares on these matters promptly. See “Vote Required” following each Proposal for further information.

If you hold shares through a broker, bank or other nominee and wish to be able to vote in person at the meeting, you must obtain a legal proxy from your broker, bank or other nominee and present it to the inspector of election with your ballot at the meeting.

Q:	Can I revoke or change my proxy?

A:	Yes. You may revoke or change a previously delivered proxy at any time before the meeting by delivering another proxy with a later date, by voting again via the Internet, or by delivering written notice of revocation of your proxy to our Secretary (the “Secretary”) at our principal executive offices before the beginning of the meeting. You may also revoke your proxy by attending the meeting and voting in person, although attendance at the meeting will not, in and of itself, revoke a valid proxy that was previously delivered. If you hold shares through a broker, bank or other nominee, you must contact that nominee to revoke any prior voting instructions. You also may revoke any prior voting instructions by voting in person at the meeting if you obtain a legal proxy as described above.

Q:	How does the Board of Directors recommend I vote on the Proposals?

A:	The Board of Directors recommends you vote “FOR” each of the nominees to our Board of Directors; “FOR” the approval of an Amendment and Restatement to our Second Amended and Restated Certificate of Incorporation to increase the number of authorized shares of the Company’s Class A common stock from 200,000,000 shares to 2,000,000,000 shares; “FOR” the ratification of the appointment of MaloneBailey as our independent registered public accounting firm for the fiscal year ending December 31, 2025; and “FOR” approval of the compensation of our named executive officers.

Q:	Who will count the vote?

A:	The inspector of election will count the vote.

5

Q:	What is a “quorum?”

A:	A quorum is the number of shares that must be present to hold the meeting. The quorum requirement for the meeting is a majority of the outstanding voting shares as of the record date, present in person or represented by proxy. Your shares will be counted for purposes of determining if there is a quorum if you are present and vote in person at the meeting, or have voted on the Internet, or by properly submitting a proxy card or voting instruction card by mail. Abstentions and broker non-votes also count toward the quorum. An abstention will have the same practical effect as a vote against the approval of an Amendment and Restatement to our Second Amended and Restated Certificate of Incorporation to increase the number of authorized shares of the Company’s Class A common stock from 200,000,000 shares to 2,000,000,000 shares, the ratification of the appointment of our independent registered public accounting firm, and the approval of the compensation of our named executive officers (which is non-binding). “Broker non-votes” occur when brokers, banks or other nominees that hold shares on behalf of beneficial owners do not receive voting instructions from the beneficial owners prior to the meeting and do not have discretionary voting authority to vote those shares.

Q:	What vote is required to approve each item?

A:	The following table sets forth the voting requirement with respect to each of the Proposals:

Proposal 1 - Election of directors.	The five nominees for election as directors at the Annual Meeting who receive the greatest number of “FOR” votes cast by the stockholders, a plurality, will be elected as our directors.

Proposal 2 - Approval of an Amendment and Restatement to our Second Amended and Restated Certificate of Incorporation to increase the number of authorized shares of the Company’s Class A common stock from 200,000,000 shares to 2,000,000,000 shares.	To be approved by stockholders, this Proposal must receive the affirmative “FOR” vote of the holders of a majority of the shares represented at the meeting, in person or by proxy, and entitled to vote.

Proposal 3 - Ratification of appointment of independent registered public accounting firm.	To be approved by stockholders, this Proposal must receive the affirmative “FOR” vote of the holders of a majority of the shares represented at the meeting, in person or by proxy, and entitled to vote.

Proposal 4 - Non-binding advisory vote to approve and ratify the compensation of our named executive officers.	To be approved by stockholders, this Proposal must receive the affirmative “FOR” vote of the holders of a majority of the shares represented at the meeting, in person or by proxy, and entitled to vote, provided that this Proposal is non-binding.

Q:	What does it mean if I get more than one Notice ?

A:	Your shares are probably registered in more than one account. Please provide voting instructions for all Notices, proxy and voting instruction cards you receive.

6

Q:	How many votes can I cast?

A:	Holders of our common stock receive one vote for each share of common stock which they hold as of the Record Date.

Q:	Where can I find the voting results of the meeting?

A:	The preliminary voting results will be announced at the meeting. The final results will be published in a current report on Form 8-K to be filed by us with the SEC within four business days of the meeting.

PROPOSAL 1

ELECTION OF DIRECTORS

At the meeting, five directors are to be elected. Each director is to hold office until the next annual meeting of stockholders or until his successor is elected and qualified. After identifying the members of our Board of Directors who are up for re-election in fiscal year 2025 and reviewing the criteria that the Nominating and Corporate Governance Committee uses when evaluating director nominees, the Board of Directors nominated the five directors for election at the meeting based on the recommendation of the Nominating and Corporate Governance Committee. All of the director nominees are already serving as members of the Board of Directors of the Company.

In considering individual director nominees and Board of Directors committee appointments, our Nominating and Corporate Governance Committee seeks to achieve a balance of knowledge, experience and capability on the Board of Directors and its committees and to identify individuals who can effectively assist the Company in achieving our short-term and long-term goals, protecting our stockholders’ interests and creating and enhancing value for our stockholders. In so doing, the Nominating and Corporate Governance Committee considers a person’s diversity attributes (e.g., professional experiences, skills, background, race and gender) as a whole and does not necessarily attribute any greater weight to one attribute. Moreover, diversity in professional experience, skills and background, and diversity in race and gender, are just a few of the attributes that the Nominating and Corporate Governance Committee takes into account. In evaluating prospective candidates, the Nominating and Corporate Governance Committee also considers whether the individual has personal and professional integrity, good business judgment and relevant experience and skills, and whether such individual is willing and able to commit the time necessary for service on the Board of Directors and its committees.

While there are no specific minimum requirements that the Nominating and Corporate Governance Committee believes must be met by a prospective director nominee, the Nominating and Corporate Governance Committee does believe that director nominees should possess personal and professional integrity, have good business judgment, have relevant experience and skills, and be willing and able to commit the necessary time for service on the Board of Directors and its committees. Furthermore, the Nominating and Corporate Governance Committee evaluates each individual in the context of the Board of Directors as a whole, with the objective of recommending individuals that can best perpetuate the success of our business and represent stockholder interests through the exercise of sound business judgment using their diversity of experience in various areas. We believe our current directors possess diverse professional experiences, skills and backgrounds, in addition to (among other characteristics) high standards of personal and professional ethics, proven records of success in their respective fields and valuable knowledge of our business and our industry.

7

Nominees

The following table and accompanying descriptions indicate the name of each director nominee, including their age, and principal occupation or employment.

Name	Age	Position
William Alessi	54	Chief Executive Officer, Director
William Ullman	62	Director(1),(2),(3)
Greg Richter	62	Director
Michael Garel	48	Director(1),(2),(3)
Scott Wattenberg	55	Director(1),(2),(3)

(1) Member of the Company audit committee.

(2) Member of the Company compensation committee.

(3) Member of the Company nominating and corporate governance committee.

William Alessi was appointed to serve as the Chief Executive Officer of the Company and as a member of the Company Board upon consummation of the Company’s business combination with Alpha Modus, Corp. on December 13, 2024 (the “Business Combination”). He is the founder, and has served as the CEO, of Alpha Modus, Corp. since August 2014, and as the Managing Director of Hybrid Titan Management, LLC, from September 2000 to November 2021. Mr. Alessi served on the board of directors of Accredited Solutions, Inc. (formerly known as Good Hemp, Inc.) from February 2018 to May 2022, and as its President and Chief Executive Officer until December 2021. We believe that Mr. Alessi’s many years of executive leadership experience, as well as his longstanding personal connection to Alpha Modus and its intellectual property, qualify him to serve on the Company Board.

Greg Richter is the Chief Executive Officer and a Partner of Medalist Partners, an alternative investment management firm focused on credit opportunities, and was appointed to the Company Board upon consummation of the Business Combination. Prior to co-forming Medalist in May 2018, and its predecessor firm Candlewood Investment Group in 2010, Mr. Richter worked at Credit Suisse as a portfolio manager heading their structured credit effort. Previously, Mr. Richter was the Global Head of Credit Suisse’s Specialty Finance Group and a member of Credit Suisse’s Fixed Income Operating Committee, where he was responsible for the combined Global Asset Finance Capital Markets and the Specialty Finance Banking Groups. The Global Asset Finance Capital Markets division was responsible for loan origination and securitization activity in the U.S., Europe, Australia and Emerging and structured and originated a wide array of securitized products. Prior to this, in addition to running Credit Suisse’s ABS/CDO trading/syndicate effort, Mr. Richter also headed the Asset Backed Securities Home Equity (ABSHE) shelf which bought and packaged mortgage loans. Prior to joining Credit Suisse, Mr. Richter spent 15 years at Prudential Securities in New York where, most recently, he was Managing Director and served as the head of Trading and Syndicate for all structured products. Mr. Richter holds a B.A. in Economics from Colgate University. We believe Mr. Richter’s experience in the financial industry make him qualified to serve on the Company Board.

Michael Garel, who was appointed to the Company Board upon consummation of the Business Combination, is the Senior Director of Innovation at Omnicell, a pharmacy technology company, where he has worked since September 2021. From July 2018 through September 2021, Mr. Garel was the Director of Data Strategy at Accruent, a healthcare technology company. Mr. Garel founded eyeQ in 2013, and eyeQ was acquired by Alpha Modus in 2018, and has been an advisor to Alpha Modus since 2018. Previously, Mr. Garel was a mechanical engineer at Dell from 1999 to 2008, an a Product and Development Manager from May 2008 through March 2013. Mr. Garrel received his Bachelor of Science from Carnegie Mellon University, and his Master of Business Administration from the Texas McCombs School of Business at the University of Texas. We believe Mr. Garrel’s technology expertise qualifies him to serve on the Company Board.

8

William Ullman, one of our directors since September 2021, is Managing Director, Head of High Net Worth Advisory at Connective Wealth Partners, a registered investment advisor. Mr. Ullman has been a board member of Van Eck Associates Corp., a New York based investment firm, since 2010. He also currently serves as a special advisor to FinTech Collective Fund II, LP, a venture capital fund, and is a member of the board of directors of the Capital Returns Fund, since 2010. From 2016 to 2018, Mr. Ullman served as Chief Commercial Officer of Orchard Platform and Chief Executive Officer of its broker-dealer subsidiary (Orchard Platform Markets LLC) prior to its sale to Kabbage in 2018. From 2006 to 2016, he was the founder of Right Wall Capital Management LLC, a firm focused on investing in the financial services sector, including financial technology companies. From 2001 to 2006, Mr. Ullman was a Senior Managing Director of the Global Clearing Services Department at Bear Stearns & Co., Inc. Prior to that Mr. Ullman was an investment banker in the Financial Institutions Groups of Bear Stearns (1997 — 2001) and Merrill Lynch (1989 — 1997). Mr. Ullman earned an A.B. in History from Princeton University in 1985 and an M.B.A. from the Anderson School at UCLA in 1989. We believe Mr. Ullman’s substantial experience as an investment banker covering financial institutions, an operating executive, an investment manager, an advisor to financial technology start-ups and a board member make him well qualified to serve on our board of directors.

Scott Wattenberg has served as the Chief Financial Officer at SPATCO Energy Solutions since April 2023 and was appointed to the Company Board upon consummation of the Business Combination. Mr. Wattenberg has extensive experience in financial leadership roles. Prior to his current position, he served as the Chief Financial Officer at BestCo from July 2014 to April 2023. Scott also served as the CFO at Prym Consumer USA from 2011 to 2014. Mr. Wattenberg served as CFO — COO at Genesis Today, Inc., from 2010-2011, CFO — COO of Microstaq from 2007-2010, and Senior Finance Director/CFO for New Business Ventures at Walmart from 2006-2007. Previously, Mr. Wattenberg served as CFO of Philips Display Solutions from 2003-2006. He is currently an Advisory Board Member at Greenstream International and Green Revolution Cooling. Mr. Wattenberg obtained his MBA in 2005 from The University of Chicago Booth School of Business. We believe Mr. Wattenberg’s established expertise in financial management make him a valuable addition to the Company Board.

Family Relationships

There are no family relationships among our directors or executive officers except that Greg Richter is William Alessi’s brother-in-law.

Involvement in Certain Legal Proceedings

To the best of our knowledge, during the past ten years, none of our directors or executive officers were involved in any of the following: (1) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (2) any conviction in a criminal proceeding or being a named subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; (4) being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, (5) being the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of (i) any Federal or State securities or commodities law or regulation; (ii) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or (iii) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or (6) being the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

9

Information Concerning the Board of Directors and its Committees

All directors hold office until the next annual meeting of stockholders and until their successors have been duly elected and qualified. There are no agreements with respect to the election of directors. We have agreed to compensate our directors for service on the Board of Directors and committees thereof through the issuance of stock options and cash compensation as described below, although we did not compensate our directors for their service as directors during the years ending December 31, 2024. Additionally, we have agreed to reimburse directors for expenses incurred by them in connection with the attendance at meetings of the Board of Directors and any committee thereof (as described below). The Board of Directors appoints the executive officers of the Company, and the executive officers serve at the discretion of the Board of Directors.

The Board of Directors does not currently have a lead director or Chairman of the Board. However, because of its capable and experienced independent directors and its strong committee system (as described more fully below), we believe this leadership structure is appropriate for the Company and allows the Board of Directors to maintain effective oversight and management, and, therefore, a lead director or Chairman of the Board is not necessary at this time.

Executive Sessions of the Board of Directors

The independent members of the Board of Directors of the Company meet in executive session (with no management directors or management present) from time to time, but at least once annually. The executive sessions include whatever topics the independent directors deem appropriate.

Risk Oversight

The Board of Directors exercises direct oversight of strategic risks to the Company. The Audit Committee reviews and assesses the Company’s processes to manage business and financial risk and financial reporting risk. It also reviews the Company’s policies for risk assessment and assesses steps management has taken to control significant risks. The Compensation Committee oversees risks relating to compensation programs and policies. In each case management periodically reports to our Board of Directors or relevant committee, which provides the relevant oversight on risk assessment and mitigation.

Policy Against Hedging

The Company does not currently have a policy against hedging.

Communicating with our Board of Directors

Stockholders may contact the Board of Directors about bona fide issues or questions about the Company by writing the Secretary at the following address: Attn: Secretary, Alpha Modus Holdings, Inc., 20311 Chartwell Center Dr., #1469, Cornelius, North Carolina, 28031.

10

Our Secretary, upon receipt of any communication other than one that is clearly marked “Confidential,” will note the date the communication was received, open the communication, make a copy of it for our files and promptly forward the communication to the director(s) to whom it is addressed. Upon receipt of any communication that is clearly marked “Confidential,” our Secretary will not open the communication, but will note the date the communication was received and promptly forward the communication to the director(s) to whom it is addressed. If the correspondence is not addressed to any particular Board member or members, the communication will be forwarded to a Board member to bring to the attention of the Board of Directors.

Board and Committee Activity and Compensation

For the fiscal years ending December 31, 2024, the Board of Directors held telephonic conferences and corresponded via email as necessary, but held no formal in-person meetings. All material decisions of the Board of Directors were evidenced via the unanimous written consent of the Board of Directors and the various committees described below. Though no formal meetings were held, all directors then appointed attended at least 75% of the Board of Directors’ telephonic conferences. The Company encourages, but does not require, all directors to be present at annual meetings of stockholders.

The Board of Directors has a standing Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee. William Ullman, Scott Wattenberg, and Michael Garel are “independent” members of the Board of Directors as defined by Nasdaq’s listing rules. Committee membership, and the functions of those committees are described below.

Board of Directors Committee Membership

	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
William Alessi
Greg Richter
William Ullman	M	M	C
Scott Wattenberg	C	M	M
Michael Garel	M	C	M

C - Chairperson of Committee.
M - Member.

Audit Committee

The Board of Directors has selected the members of the Audit Committee based on the Board of Directors’ determination that the members are financially literate and qualified to monitor the performance of management and the independent auditors and to monitor our disclosures so that our disclosures fairly present our business, financial condition and results of operations.

11

The Audit Committee’s function is to provide assistance to the Board of Directors in fulfilling the Board of Directors’ oversight functions relating to the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the independent auditor’s qualifications and independence and the performance of the Company’s independent auditors, and perform such other activities consistent with its charter and our Bylaws (the “Bylaws”) as the Committee or the Board of Directors deems appropriate. The Audit Committee produces an annual report for inclusion in our proxy statement. The Audit Committee is directly responsible for the appointment, retention, compensation, oversight and evaluation of the work of the independent registered public accounting firm (including resolution of disagreements between our management and the independent registered public accounting firm regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The Audit Committee shall review and pre-approve all audit services, and non-audit services that exceed a de minimis standard, to be provided to us by our independent registered public accounting firm. The Audit Committee carries out all functions required by the Nasdaq Stock Market LLC (the “Nasdaq”), the SEC and the federal securities laws.

The Audit Committee has the sole authority, at its discretion and at our expense, to retain, compensate, evaluate and terminate our independent auditors and to review, as it deems appropriate, the scope of our annual audits, our accounting policies and reporting practices, our system of internal controls, our compliance with policies regarding business conduct and other matters. In addition, the Audit Committee has the authority, at its discretion and at our expense, to retain special legal, accounting or other advisors to advise the Audit Committee.

The Board of Directors has determined that William Ullman, Scott Wattenberg, and Michael Garel are “independent,” and that Scott Wattenberg is an “audit committee financial expert” (as defined in the SEC rules) because he has the following attributes: (i) an understanding of generally accepted accounting principles in the United States of America (“GAAP”) and financial statements; (ii) the ability to assess the general application of such principles in connection with accounting for estimates, accruals and reserves; (iii) experience analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by our financial statements; (iv) an understanding of internal control over financial reporting; and (v) an understanding of audit committee functions. Mr. Wattenberg has acquired these attributes by means of his education and service as a Chief Financial Officer of multiple business that have provided relevant experience, as described in his biographical information above.

Compensation Committee

The Compensation Committee is responsible for the administration of our stock compensation plans, approval, review and evaluation of the compensation arrangements for our executive officers and directors and oversees and advises the Board of Directors on the adoption of policies that govern the Company’s compensation and benefit programs. In addition, the Compensation Committee has the authority, at its discretion and at our expense, to retain advisors to advise the Compensation Committee. The Compensation Committee may delegate its authority to subcommittees of independent directors, as it deems appropriate.

12

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is responsible for (1) assisting the Board of Directors by identifying individuals qualified to become Board of Directors members; (2) recommending individuals to the Board of Directors for nomination as members of the Board of Directors and its committees; (3) leading the Board of Directors in its annual review of the Board of Directors’ performance; (4) monitoring the attendance, preparation and participation of individual directors and to conduct a performance evaluation of each director prior to the time he or she is considered for re-nomination to the Board of Directors; (5) reviewing and recommending to the Board of Directors responses to shareowner proposals; (6) monitoring and evaluating corporate governance issues and trends; (7) providing oversight of the corporate governance affairs of the Board of Directors and the Company, including consideration of the risk oversight responsibilities of the full Board and its committees; (8) assisting the Board of Directors in organizing itself to discharge its duties and responsibilities properly and effectively; and (9) assisting the Board of Directors in ensuring proper attention and effective response to stockholder concerns regarding corporate governance. We have not paid any third party a fee to assist in the process of identifying and evaluating candidates for director.

The Nominating and Corporate Governance Committee uses a variety of methods for identifying and evaluating director nominees. The Nominating and Corporate Governance Committee also regularly assesses the appropriate size of the Board of Directors and whether any vacancies on the Board of Directors are expected due to retirement or other circumstances. In addition, the Nominating and Corporate Governance Committee considers, from time to time, various potential candidates for directorships. Candidates may come to the attention of the Nominating and Corporate Governance Committee through current Board members, professional search firms, stockholders or other persons. These candidates may be evaluated at regular or special meetings of the Nominating and Corporate Governance Committee and may be considered at any point during the year.

The Nominating and Corporate Governance Committee evaluates director nominees at regular or special Committee meetings pursuant to the criteria described above and reviews qualified director nominees with the Board of Directors. The Committee selects nominees that best suit the Board of Directors’ current needs and recommends one or more of such individuals for election to the Board of Directors.

The Nominating and Corporate Governance Committee will consider candidates recommended by stockholders, provided the names of such persons, accompanied by relevant biographical information, are properly submitted in writing to the Secretary of the Company in accordance with the manner described below. The Secretary will send properly submitted stockholder recommendations to the Committee. Individuals recommended by stockholders in accordance with these procedures will receive the same consideration received by individuals identified to the Committee through other means. The Committee also may, in its discretion, consider candidates otherwise recommended by stockholders without accompanying biographical information, if submitted in writing to the Secretary.

13

In addition, the Company’s Bylaws permit stockholders to nominate directors at an annual meeting of stockholders or at a special meeting at which directors are to be elected in accordance with the notice of meeting pursuant to the requirements of the Company’s Bylaws and applicable Nasdaq and SEC rules and regulations.

Director Nominations Process. As described above, the Nominating and Corporate Governance Committee will consider qualified director candidates recommended in good faith by stockholders, provided those nominees meet the requirements of Nasdaq and applicable federal securities law. The Nominating and Corporate Governance Committee’s evaluation of candidates recommended by stockholders does not differ materially from its evaluation of candidates recommended from other sources. Any stockholder wishing to recommend a nominee should submit the candidate’s name, credentials, contact information and his or her written consent to be considered as a candidate. These recommendations should be submitted in writing to the Company, Attn: Secretary, Alpha Modus Holdings, Inc., 20311 Chartwell Center Dr., #1469, Cornelius, North Carolina, 28031. The proposing stockholder should also include his or her contact information and a statement of his or her share ownership. The Committee may request further information about stockholder recommended nominees in order to comply with any applicable laws, rules, the Company’s Bylaws or regulations or to the extent such information is required to be provided by such stockholder pursuant to any applicable laws, rules or regulations.

Compensation of Directors.

The following table sets forth compensation information with respect to our non-executive directors during our fiscal years ended December 31, 2024 and 2023.

Name	Fiscal Year	Fees Earned or Paid in Cash ($)*	Option Awards ($)	All Other Compensation	Total
William Ullman (1)	2024	$-	$-	$-	$-
	2023	$-	$-	$-	$-

Scott Wattenberg (1)	2024	$-	$-	$-	$-
	2023	$-	$-	$-	$-

Michael Garel (1)	2024	$-	$-	$-	$-
	2023	$-	$-	$-	$-

(1)	The table above does not include the amount of any expense reimbursements paid to the above directors. No directors received any cash compensation, stock awards, non-equity incentive plan compensation, or nonqualified deferred compensation earnings during the periods presented. The table above does not include perquisites and other personal benefits, or property, unless the aggregate amount of such compensation is more than $10,000.

Vote Required

The five nominees for election as directors at the Annual Meeting who receive the greatest number of votes cast by the stockholders, a plurality, will be elected as our directors. As a result, broker non-votes and abstentions will not be counted in determining which nominees received the largest number of votes cast. You may vote “FOR” all nominees, “AGAINST” all nominees or withhold your vote for any one or more of the nominees.

Board Recommendation

Our Board of Directors recommends a vote “FOR” all five nominees to the Board of Directors.

14

PROPOSAL 2

AUTHORIZED SHARES AMENDMENT

Overview

After careful consideration, the Board, upon the recommendation of the Nominating and Corporate Governance Committee, declared advisable and approved, and recommends that the Company’s stockholders approve, a Third Amended and Restated Certificate of Incorporation (the “Third Amended and Restated Certificate of Incorporation”), which shall amend ARTICLE IV, CAPITALIZATION to increase the number of authorized shares of our Class A common stock from 200,000,000 shares to 2,000,000,000 shares (the “Authorized Shares Amendment”). The number of authorized shares of our authorized preferred stock will remain at 8,500,000 shares.

Form of the Amendment

The Board has deemed the Authorized Shares Amendment advisable and in the best interests of the Company and is accordingly submitting it to stockholders for approval. The Third Amended and Restated Certificate of Incorporation would revise the Company’s existing Second Amended and Restated Certificate of Incorporation by replacing the ARTICLE IV, CAPITALIZATION with the following language:

ARTICLE IV

CAPITALIZATION

The total number of shares of capital stock that the Corporation shall have authority to issue is 2,028,500,000, each with a par value of $0.0001 per share. The total number of shares of Common Stock that the Corporation is authorized to issue is (a) 2,000,000,000 shares of Class A common stock (the “Common Stock”), (b) 20,000,000 shares of Class B common stock, and (c) 8,500,000 shares of preferred stock (the “Preferred Stock”).

Reasons for the Increase in the Number of Authorized Shares

The proposed increase in the authorized number of shares of common stock is intended to ensure that we will continue to have an adequate number of authorized and unissued shares of common stock for future use. As of November 17, 2025, the Company had 41,959,958 shares of common stock issued and outstanding. If the Authorized Shares Amendment is approved, then the number of authorized shares of common stock would be increased to 2,020,000,000 shares (2,000,000,000 shares of Class A common stock and 20,000,000 shares of Class B common stock), and the number of authorized shares of preferred stock would remain at 7,500,000.

Our Board recommends the proposed increase in the authorized number of shares of common stock to facilitate issuing shares in the event that the Board determines that it is appropriate. The increase in the authorized number of shares of common stock is intended to ensure that there will be a sufficient number of authorized but unissued shares available for future issuance, including but not limited to, issuances related to organic growth, capital investments, general corporate activities, possible financing and other corporate transactions, and other purposes which the Board determines are appropriate. The availability of additional shares of common stock is particularly important in the event that the Board determines it to be in the best interest of stockholders to proceed with any of the foregoing actions on an expedited basis, as market conditions permit and favorable financing and business opportunities become available, and thus without the potential delay and cost associated with convening a special stockholders’ meeting at that time. In considering and planning for our current and future corporate needs, our Board believes that the current number of authorized and unissued shares of common stock available for issuance is inadequate.

As of the date of this Proxy Statement, the Company has no current plans, commitments, arrangements or understandings relating to the issuance of the newly-authorized shares that would be available if this Proposal 2 is adopted, including in connection with a merger, acquisition or other corporate or financing transaction. However, as part of the Company’s strategic plan, the Company routinely engages in discussions with potential financing sources and acquisition targets. If this Proposal 2 is adopted by our stockholders, and if any such discussions result in us entering into definitive agreements with respect to one or more financing or strategic transactions at some point in the future, it is possible that we could issue some or all of the newly-authorized shares in and upon closing such transactions. If stockholders do not vote to approve this Proposal 2, the Company may be unable to issue shares when needed; whereas approving this Proposal 2 will ensure that there will be a sufficient number of authorized but unissued shares available to the Company for issuance in the future.

The Board has not authorized the Company to take any action with respect to the shares that would be authorized under this Proposal 2, and the Company currently does not have any agreements with respect to the issuance of the additional shares of common stock authorized by the Authorized Shares Amendment.

15

Effects of the Increase in the Number of Authorized Shares

If the Company’s stockholders approve this Proposal 2 to increase the number of authorized shares of common stock, unless otherwise required by applicable law or stock exchange rules, our Board will be able to issue the additional shares of common stock from time to time in its discretion without further action or authorization by stockholders. The newly authorized shares of common stock would be issuable for any proper corporate purposes, including future capital raising transactions of equity or convertible debt or preferred equity securities, acquisitions, investment opportunities, the establishment of collaborations or other strategic agreements, stock splits, stock dividends, issuance under current or future equity incentive plans or for other corporate purposes.

The proposed increase in the number of authorized shares of common stock will not, by itself, have an immediate dilutive effect on our current stockholders. However, the future issuance of additional shares of common stock, preferred stock, or securities convertible into our common stock or preferred stock could, depending on the circumstances, have a dilutive effect on the earnings per share, book value per share, voting power and ownership interest of our existing stockholders, none of whom have preemptive rights to subscribe for additional shares of common stock or preferred stock that we may issue, and which could depress the market price of the common stock or preferred stock. We may sell shares of common stock or preferred stock at a price per share that is less than the current price per share and less than the price per share paid by our current stockholders.

Potential Anti-Takeover Effect

An increase in the number of authorized shares of common stock may also, under certain circumstances, be construed as having an anti-takeover effect. Although not designed or intended for such purposes, the effect of the proposed increase might be to render more difficult or to discourage a merger, tender offer, proxy contest or change in control of us and the removal of management, which stockholders might otherwise deem favorable. For example, future issuances of shares of common stock, potentially including additional shares authorized by this Proposal 2 if approved, would dilute the voting power of the common stock then outstanding and could create a voting impediment or adversely affect a third party’s attempt to effect a takeover or otherwise gain control of the Company. Our common stock could also be issued to purchasers who would support our Board in opposing a takeover bid which our Board determines not to be in our best interests and those of our stockholders.

The Board is not presently aware of any attempt, or contemplated attempt, to acquire control of the Company and the proposed Authorized Shares Amendment to increase the number of authorized shares of common stock is not part of any plan by our Board to recommend or implement a series of anti-takeover measures.

Vote Required and Effect of Approval

The approval of the Authorized Shares Amendment requires the affirmative vote of the holders of a majority of the shares represented at the meeting, in person or by proxy, and entitled to vote. As a result, abstentions will have the same practical effect as votes against this Proposal. Broker non-votes will have the same practical effect as votes against this Proposal as well. However, because brokers generally have discretionary authority to vote on authorized common stock increases, which are generally considered “routine” matters, broker non-votes are generally not expected to result from the vote on this Proposal. For the approval of the Authorized Shares Amendment, you may vote “FOR” or “AGAINST” or abstain from voting.

If the Company’s stockholders approve the Authorized Shares Amendment, the Board has authorized our officers to file the Third Amended and Restated Certificate with the Delaware Secretary of State that includes the Authorized Shares Amendment, and the Third Amended and Restated Certificate would become effective upon filing with the Delaware Secretary of State. If the Authorized Shares Amendment is approved at the Annual Meeting, we intend to file the New Amended and Restated Certificate which includes the Authorized Shares Amendment as soon thereafter as practicable. However, even if the Company’s stockholders approve the Authorized Shares Amendment, the Board may abandon the Authorized Shares Amendment before it becomes effective and without further stockholder action prior to the filing and effectiveness of the Third Amended and Restated Certificate with the Delaware Secretary of State. If abandoned, the Authorized Shares Amendment will not become effective. If the Board abandons the Authorized Shares Amendment, we will publicly disclose that fact and the reason for the Board’s decision to abandon the Authorized Shares Amendment.

Board Recommendation

Our Board of Directors recommends that you vote “FOR” the Authorized Shares Amendment.

16

PROPOSAL 3

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

General

The Audit Committee has selected MaloneBailey to audit our consolidated financial statements for the fiscal year ending December 31, 2025. MaloneBailey has been our independent registered public accounting since December 18, 2024. We are asking the stockholders to ratify the appointment of MaloneBailey as our independent registered public accounting firm for the fiscal year ending December 31, 2025. MaloneBailey was appointed by the Audit Committee in accordance with its charter.

In the event stockholders fail to ratify the appointment, the Audit Committee may reconsider this appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if the Audit Committee determines that such a change would be in the Company’s and our stockholders’ best interests.

The Company does not anticipate a representative from MaloneBailey to be present at the annual stockholders meeting. In the event that a representative of MaloneBailey is present at the Annual Meeting, the representative will have the opportunity to make a statement if he/she desires to do so, and the Company will allow such representative to be available to respond to appropriate questions.

The Audit Committee has approved all services provided by MaloneBailey. Representatives of MaloneBailey do not plan to attend the Annual Meeting.

Audit Fees

MaloneBailey served as the independent registered public accounting firm of Alpha Modus, Corp. (the operational subsidiary of the Company that was acquired by the Company on December 13, 2024, in the Business Combination) prior to the Transactions. During the fiscal year ended December 31, 2024, and prior to December 18, 2024, the Company did not consult with MaloneBailey with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that MaloneBailey concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any other matter that was the subject of a disagreement or a reportable event (each as specified above).

The aggregate fees billed by our independent auditor, MaloneBailey for professional services rendered for the audit of our annual financial statements included in our Annual Reports on Form 10-K for the years ended December 31, 2024 and 2023, and for the review of financial statements included in our Quarterly Reports on Form 10-Q and other filings with the Commission, including our subsidiary’s financial statements included in the Company’s filings with the Commission were:

	2024	2023
MaloneBailey	$87,949	$27,200

We do not use the auditors for financial information system design and implementation. Such services, which include designing or implementing a system that aggregates source data underlying the financial statements or that generates information that is significant to our financial statements, are provided internally or by other service providers. We do not engage the auditors to provide compliance outsourcing services.

The Audit Committee has considered the nature and amount of fees billed by MaloneBailey and believes that the provision of services for activities unrelated to the audit is compatible with maintaining MaloneBailey’s independence.

17

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Registered Public Accounting Firm

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The Audit Committee may delegate the authority to pre-approve the retention of the independent registered public accounting firm for permitted non-audit services to one or more members of the committee, provided that such persons are required to present the pre-approval of any permitted non-audit service to the committee at the next meeting following any such pre-approval. None of the fees paid to the independent registered public accounting firm under the category Audit Fees described above were approved by the committee after services were rendered pursuant to the de minimis exception established by the SEC.

Audit Committee Report

The Audit Committee represents and assists the Board of Directors in fulfilling its responsibilities for general oversight of the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the independent registered public accounting firm’s qualifications and independence, the performance of the Company’s internal audit function and independent registered public accounting firm, and risk assessment and risk management. The Audit Committee manages the Company’s relationship with its independent registered public accounting firm (which reports directly to the Audit Committee). The Audit Committee has the authority to obtain advice and assistance from outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties and receives appropriate funding, as determined by the Audit Committee, from the Company for such advice and assistance.

In connection with the fiscal year 2024 audited financial statements of the Company, the Audit Committee of the Board of Directors of the Company (1) reviewed and discussed the audited financial statements with the Company’s management; (2) discussed with the Company’s independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (Codification of Statements on Auditing Standards, AU 380), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200 and Exchange Act Regulation S-X, Rule 2-07; (3) received the written disclosures and the letter from the independent auditors required by the applicable requirements of the PCAOB regarding the independent auditors’ communications with the Audit Committee concerning independence; (4) discussed with the independent auditors the independent auditors’ independence; and (5) considered whether the provision of non-audit services by the Company’s principal auditors is compatible with maintaining auditor independence.

Based upon these reviews and discussions, the Audit Committee recommended to the Board of Directors, and the Board of Directors approved, that the audited financial statements for fiscal year 2024 be included in the Company’s Annual Report on Form 10-K for the fiscal years ended December 31, 2024, for filing with the SEC.

The undersigned member of the Audit Committee has submitted this Report to the Board of Directors.

AUDIT COMMITTEE

Scott Wattenberg

Chairperson

18

The foregoing report is not soliciting material, is not deemed filed with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Vote Required

The approval of the ratification of the appointment of MaloneBailey as our independent registered public accounting firm for the fiscal year ending December 31, 2025, requires the affirmative vote of the holders of a majority of the shares represented at the meeting, in person or by proxy, and entitled to vote. As a result, abstentions will have the same practical effect as votes against this Proposal. Broker non-votes will have no effect on the outcome of this Proposal. However, because brokers generally have discretionary authority to vote on the ratification of our independent auditors, broker non-votes are generally not expected to result from the vote on this Proposal. For the approval of the ratification of the appointment of MaloneBailey, you may vote “FOR” or “AGAINST” or abstain from voting.

Board Recommendation

Our Board of Directors recommends that you vote “FOR” the ratification of appointment of MaloneBailey as our independent registered public accounting firm for the fiscal year ending December 31, 2025.

PROPOSAL 4

NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION

In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, we are including in this proxy statement a separate proposal, which gives our stockholders the opportunity to approve or not approve the compensation of our Named Executive Officers (as disclosed in this proxy statement) by voting for or against the resolution below (commonly referred to as “Say-on-Pay”). While our Board of Directors and Compensation Committee intend to carefully consider the stockholder vote resulting from this Proposal, the final vote will not be binding on us and is advisory in nature.

In considering their vote, stockholders are encouraged to review with care the information regarding our executive compensation program as discussed under “Named Executive Officer Compensation” (beginning on page 23), and the accompanying compensation tables and narratives.

Our Compensation Committee oversees all aspects of our executive compensation program, annually reviews each component of our executive compensation program and seeks to ensure that the compensation program for our executive officers is aligned with the interests of our stockholders and the compensation practices of our peer companies (with whom we compete for executive management personnel). Our executive compensation program is also designed to attract, motivate and retain a highly qualified executive management team and to appropriately reward our executive officers for their contribution to the achievement of our short-term and long-term business goals and the creation and enhancement of stockholder value. The Compensation Committee is guided by the following key principles in determining the compensation of our executive officers:

●	Competition Among Peers. The Compensation Committee believes that our compensation program should reflect the competitive recruiting and retention conditions in the Company’s industry, so that we can attract, motivate and retain top industry talent.
●	Accountability for Our Performance. The Compensation Committee also believes that our compensation program should be tied in part to our financial and operational performance, so that our executive officers are held accountable through their compensation for the performance of the Company based on our achievement of certain pre-determined financial and operational goals.
●	Accountability for Individual Performance. In addition, the Compensation Committee believes that our compensation program should be tied in part to the executive officer’s achievement of pre-determined individual performance goals, to encourage and promote individual contributions to the Company’s overall performance.

19

We believe that our executive compensation program (1) has played a significant role in our ability to attract, motivate and retain a highly qualified executive team to manage the Company, and (2) is structured in the best manner possible to support the achievement of our short-term and long-term business goals and the creation and enhancement of stockholder value.

In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, the Company is providing stockholders with the opportunity to cast an advisory (non-binding) vote on the compensation programs of our named executive officers. Accordingly, you may vote on the following resolution at the meeting:

“RESOLVED, that the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement for the Company’s 2025 Annual Meeting of Stockholders, pursuant to Item 402(m) through (q) of Regulation S-K, including the compensation tables and narrative discussion, be, and hereby is, APPROVED.”

The Company’s policy is to provide stockholders with an opportunity to approve the compensation of the named executive officers every year at the annual meeting of stockholders.

Ratification of this appointment shall be effective upon the affirmative vote of a majority of the votes cast on such proposal provided that a quorum exists at the Annual Meeting. Abstentions with respect to the ratification of this appointment will have the effect of a vote against ratification of this Proposal. Properly executed proxies will be voted at the Annual Meeting in accordance with the instructions specified on the proxy; if no such instructions are given, the persons named as agents and proxies in the enclosed form of proxy will vote such proxy “FOR” the ratification of this Proposal.

As noted above, the vote solicited by this Proposal is advisory in nature, and its outcome will not be binding on the Board of Directors or the Compensation Committee, nor will the outcome of the vote require the Board of Directors or the Compensation Committee to take any action. Moreover, the outcome of the vote will not be construed as overruling any decision of the Board of Directors or the Compensation Committee or creating or implying any additional fiduciary duty of the Board of Directors or the Compensation Committee. However, the Board of Directors and the Compensation Committee will carefully consider the outcome of the vote when considering future executive compensation arrangements.

Compensation Committee Interlocks and Insider Participation

No member of our Compensation Committee is or was an officer or employee of the Company. During 2024, no executive officer of the Company served as (i) a member of the Compensation Committee (or other board committee performing equivalent functions) of another entity, one of whose executive officers served on our Compensation Committee, (ii) a director of another entity, one of whose executive officers served on our Compensation Committee, or (iii) a member of the Compensation Committee (or other board committee performing equivalent functions) of another entity, one of whose executive officers served as our director.

No Prior Advisory Vote on Executive Compensation

We intend to provide our stockholders with the opportunity to cast an advisory vote on executive compensation (the “Say-On-Pay Proposal”) every year in the future, but we have not held an annual meeting of our stockholders for several years, and no Say-On-Pay-Proposal has been voted upon.

Vote Required

The approval of the advisory vote on the compensation of our named executive officers requires the affirmative vote of the holders of a majority of the shares represented at the meeting, in person or by proxy, and entitled to vote. As a result, abstentions will have the same practical effect as votes against this Proposal. Broker non-votes will have no effect on the outcome of this Proposal. For the approval of the advisory vote on the compensation of our named executive officers, you may vote “FOR” or “AGAINST” or abstain from voting.

Board Recommendation

The Board of Directors recommends that you vote “FOR” the approval, on an advisory basis, of the compensation of our named executive officers as disclosed in the accompanying compensation tables and the related narrative disclosure contained in this proxy statement.

20

OTHER INFORMATION

Principal Stockholders

The following table sets forth information as of November 17, 2025, regarding the beneficial ownership of our common stock by:

●	each stockholder known by us to be the beneficial owner of more than five percent of our outstanding shares of common stock,
●	each director,
●	each executive officer named in the Named Executive Officer Compensation table herein, and
●	all directors and executive officers as a group.

Beneficial ownership for the purposes of the following table is determined in accordance with the rules and regulations of the SEC. These rules generally provide that a person is the beneficial owner of securities if such person has or shares the power to vote or direct the voting of securities, or to dispose or direct the disposition of securities or has the right to acquire such powers within 60 days. For purposes of calculating each person’s percentage ownership, common stock issuable pursuant to options, warrants or other securities exercisable within 60 days are included as outstanding and beneficially owned for that person or group, but are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Except as disclosed in the footnotes to this table and subject to applicable community property laws, we believe that each beneficial owner identified in the table possesses sole voting and investment power over all common stock shown as beneficially owned by the beneficial owner.

Percentage ownership of our common stock in the table is based on 41,959,958 shares of common stock (and no shares of preferred stock) issued and outstanding as of November 17, 2025. This table is based on information supplied by officers, directors and selling stockholders and by Schedules 13D and Schedules 13G, if any, filed with the SEC. Unless otherwise indicated, the address of each of the individuals and entities named below is c/o Alpha Modus Holdings, Inc., 20311 Chartwell Center Dr., #1469, Cornelius, North Carolina, 28031

To our knowledge, except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to their common stock. Pursuant to Rule 13d-4 under the Exchange Act, the statements concerning voting and dispositive power concerning the common stock included in the footnotes to this table shall not be construed as admissions that such persons are the beneficial owners of such common stock.

Name and Address of Beneficial Owner	Number of Shares of Class A Common Stock		%	Number of Shares of Series C Preferred Stock		%
Directors and Executive Officers
William Alessi	31,172,176	(1)	74.3%	3,870,000	(2)	90.0%
Rodney Sperry	-		-	-		-
Chris Chumas	81,000	(3)	0.2%	430,000	(4)	10%
Thomas Gallagher	92,098		0.2%	-		-
Michael Garel	59,835		0.1%	-		-
Gregory Richter	75,435	(5)	0.2%	-		-
Scott Wattenberg	39,435		0.1%	-		-
William Ullman	742,015	(6)	1.7%	-		-
All Directors and Executive Officers as a Group	32,261,994		76.0%	4,300,000		100.0%

(1)	Includes (i) 139,784 shares of common stock held in the name of The Alessi 2023 Irrevocable Trust, (ii) 6,719,967 shares of common stock held in the name of The WRA 2023 Irrevocable Trust, (iii) 6,719,967 shares of common stock held in the name of The Janet Alessi 2023 Irrevocable Trust, (iv) 6,719,967 shares of common stock held in the name of The Isabella Alessi 2023 Irrevocable Trust, (v) 6,719,967 shares of common stock held in the name of The Kim Alessi Richter Irrevocable Trust, (vi) 610,216 shares of common stock held in the name of the Alessi Revocable Trust, (vii) 2,792,308 shares of common stock held in the name of Janbella Group, LLC, and (viii) 750,000 shares of common stock held in the name of Insight Acquisition Sponsor LLC, which has granted an irrevocable proxy to vote such shares to William Alessi. William Alessi’s spouse, Sonia Alessi, is the trustee of each of the preceding trusts, and Mr. Alessi is deemed to be the beneficial owner of shares held in the name of each of the trusts. Mr. Alessi has voting and investment discretion with respect to shares held by Janbella Group, LLC, and is deemed to be the beneficial owner of shares held in the name of Janbella Group, LLC.

21

(2)	Consists of 3,870,000 shares of Series C Preferred Stock held in the name of The Alessi 2023 Irrevocable Trust.

(3)	Consists of (i) 75,000 shares of Class A common stock held in the name of Chris Chumas, and (ii) 6,000 shares of Class A common stock held in the name of Mr. Chumas’s spouse, Amanda Chumas.

(4)	Consists of (i) 215,000 shares of Series C Preferred Stock held in the name of Chris Chumas, and (ii) 215,000 shares of Series C Preferred Stock held in the name of Mainstar Trust Cust Fbo Chris P Chumas Roth IRA.

(5)	Includes (i) 59,435 shares of Class A common stock held in the name of Gregory Richter, and (ii) 16,000 shares of Class A common stock held in the name of Mr. Richter’s spouse, Kim Alessi Richter.

(6)	Includes (i) 110,980 shares of Class A common stock held in the name of William Ullman, (ii) 159,983 shares of Class A common stock held in the name of Water Street Opportunities I LLC, (iii) 50,000 shares of common stock issuable under the Private Placement Warrants held by Mr. Ullman, which are deemed to be beneficially owned by Mr. Ullman since the warrants are exercisable within 60 days of the date of the Closing, and (iii) 421,052 shares of common stock issuable under the Private Placement Warrants held by Water Street Opportunities I LLC, which are deemed to be beneficially owned by Water Street Opportunities I LLC since the warrants are exercisable within 60 days of the date of the Closing. Mr. Ullman has voting and investment discretion with respect to securities held by Water Street Opportunities I LLC, and is deemed to be the beneficial owner of securities held in the name of Water Street Opportunities I LLC.

Executive Officers

All of our executive officers are listed in the following table:

Name	Age	Position
Executive Officers
William Alessi	54	Chief Executive Officer, Director
Rodney Sperry	57	Chief Financial Officer
Chris Chumas	40	Chief Strategy Officer
Thomas Gallagher	65	Chief Revenue Officer

William Alessi was appointed to serve as the Chief Executive Officer of the Company and as a member of the Company Board upon consummation of the Business Combination on December 13, 2024. He is the founder, and has served as the CEO, of Alpha Modus, Corp. since August 2014, and as the Managing Director of Hybrid Titan Management, LLC, from September 2000 to November 2021. Mr. Alessi served on the board of directors of Accredited Solutions, Inc. (formerly known as Good Hemp, Inc.) from February 2018 to May 2022, and as its President and Chief Executive Officer until December 2021.

Rodney Sperry was appointed to serve as the Chief Financial Officer of the Company upon consummation of the Business Combination on December 13, 2024. He has been serving as CFO of Accredited Solutions, Inc. since June 2021. He has 14 years of experience in public accounting at leading accounting services and consulting firms in Utah. His industry background includes audits for both private and publicly traded companies across several industries including manufacturing, distribution, mining, energy, and not-for-profit organizations. He has served as outside controller for several public companies over the last thirteen years and has been responsible for their SEC filings and compliance. Mr. Sperry was a licensed CPA in the state of Utah from February 2001 through September 2014 and has operated his own financial consultancy practice for the past thirteen years. He obtained his bachelor’s degree in accounting from Westminster College and his Master of Business Administration from Utah State University.

Chumas was appointed the Chief Sales Officer of the Company upon consummation of the Business Combination on December 13, 2024, and his title was changed to Chief Strategy Officer on or about November 17, 2025. He has been the Chief Strategy Officer of Alpha Modus, Corp. since June 2018. Mr. Chumas served as an IBM sales executive from 2008-2017. He worked with Erwin, Inc. as an Enterprise Solution Strategist from 2017-2022 and served as a director of Accredited Solutions, Inc. from July 2019 to May 2022. Mr. Chumas currently works as an Enterprise Sales Leader at WorkFusion, an intelligent automation solutions company, where he has worked since June 2022.

22

Thomas Gallagher was appointed the Chief Revenue Officer of the Company on January 2, 2025. He is a seasoned technology executive who brings substantial sales and go-to-market leadership experience to Alpha Modus. Throughout his career, Mr. Gallagher has demonstrated an ability to build high performing teams and grow top line revenue. He has held senior executive roles with companies like Zones as Senior Vice President of the Services and Solutions (March 2023-January 2025), DXC as VP Sales for all North and South American Industries (August 2021-January 2023), and Capgemini NA as Chief Sales Officer of Cloud Infrastructure Services (March 2018-August 2021). Mr. Gallagher has also held senior sales roles with IBM, HP/EDS and AT&T. His extensive cross industry and growth mentality are key for Alpha Modus’ next phase of business acceleration. Mr. Gallagher is a graduate of the United States Naval Academy, with a degree in Systems Engineering, and he served five years in the Marine Corps as a Captain.

Named Executive Officer Compensation

The following table sets forth information concerning the compensation of our Chief Executive Officer (“CEO”), Chief Financial Officer (“CFO”) and two of our most highly compensated other executive officers (collectively, the “Named Executive Officers”).

Summary Compensation Table — Fiscal 2024 and 2023

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
William Alessi	2024	—	$26,027	—	—	—	—	—	$26,027
Chief Executive Officer	2023	—	—	—	—	—	—	—	—
Chris Chumas	2024	—	—	—	—	—	—	—	—
Chief Strategy Officer	2023	—	—	—	—	—	—	—	—
Rodney Sperry	2024	$36,000	—	—	—	—	—	—	$36,000
Chief Financial Officer	2023	$3,000	—	—	—	—	—	—	$3,000
Thomas Gallagher	2024	—	—	—	—	—	—	—	—
Chief Revenue Officer	2023	—	—	—	—	—	—	—	—

No Alpha Modus executive officer named above had any unexercised options, stock that had not vested or equity incentive plan awards outstanding as of December 31, 2024 and 2023.

Employment Agreements

We have not entered into employment or similar agreements with any of our executive officers or directors except as follows:

Effective as of closing of the Business Combination on December 13, 2024, we entered into an employment agreement with William Alessi to serve as our Chief Executive Officer. The agreement does not have a specified term. The agreement provides that Mr. Alessi will receive an initial annual base salary of $500,000 and is eligible for an annual performance-based cash bonus of up to 110% of Mr. Alessi’s base salary as determined by the Board, as well as annual grants of long-term incentive awards under and subject to the terms of the Company’s equity or other long-term incentive plans in effect from time to time, with the target value of such awards equaling 130% of Mr. Alessi’s base salary. The Company will have the right in its sole discretion to defer payment of cash compensation to Mr. Alessi until the Company shall have raised an aggregate of $10,000,000 in funding. If Mr. Alessi’s employment with the Company is terminated by the Company without “cause” (as defined in the agreement), he will receive severance of 12 months of current base salary, payable in a lump sum within 60 days. However, Mr. Alessi will receive severance, payable in a lump sum within 60 days, in an amount equal to the highest base salary during the prior 3 years, plus his average annual bonus, if termination of his employment occurs (i) without “cause” following a change in control of the Company, (ii) after Mr. Alessi has resigned as a result of a material diminution in his authority, duties, or responsibilities, a material reduction in base salary or other compensation benefits, relocation of more than 50 miles from Mr. Alessi’s then-current place of employment being required by the Board, or material breach by the Company of the employment agreement, or (iii) after Mr. Alessi has resigned in connection with a change in control of the Company as a result of the Company’s failure to obtain the assumption of the employment agreement following the change in control. Mr. Alessi’s right to receive these severance benefits is subject to his providing a release of claims to the Company and his continued compliance with confidentiality, non-solicitation and other covenants in favor of the Company.

23

Effective as of closing of the Business Combination on December 13, 2024, we entered into an employment agreement with Rodney Sperry to serve as our Chief Financial Officer. The agreement does not have a specified term. The agreement provides that Mr. Sperry will receive an initial annual base salary of $48,000 and is eligible for an annual performance-based cash bonus of up to 110% of Mr. Sperry’s base salary as determined by the Board, as well as annual grants of long-term incentive awards under and subject to the terms of the Company’s equity or other long-term incentive plans in effect from time to time, with the target value of such awards equaling 130% of Mr. Sperry’s base salary. The Company will have the right in its sole discretion to defer payment of cash compensation to Mr. Sperry until the Company shall have raised an aggregate of $10,000,000 in funding. If Mr. Sperry’s employment with the Company is terminated by the Company without “cause” (as defined in the agreement), he will receive severance of 12 months of current base salary, payable in a lump sum within 60 days. However, Mr. Sperry will receive severance, payable in a lump sum within 60 days, in an amount equal to the highest base salary during the prior 3 years, plus his average annual bonus, if termination of his employment occurs (i) without “cause” following a change in control of the Company, (ii) after Mr. Sperry has resigned as a result of a material diminution in his authority, duties, or responsibilities, a material reduction in base salary or other compensation benefits, relocation of more than 50 miles from Mr. Sperry’s then-current place of employment being required by the Board, or material breach by the Company of the employment agreement, or (iii) after Mr. Sperry has resigned in connection with a change in control of the Company as a result of the Company’s failure to obtain the assumption of the employment agreement following the change in control. Mr. Sperry’s right to receive these severance benefits is subject to his providing a release of claims to the Company and his continued compliance with confidentiality, non-solicitation and other covenants in favor of the Company. On July 11, 2025, we entered into an amended employment agreement with Mr. Sperry, pursuant to which Mr. Sperry’s salary was increased to $144,000 per year, payable $72,000 per year in cash, and $72,000 per year in shares of Company common stock, payable quarterly on the last day of each fiscal quarter beginning July 1, 2025, and valued based on the closing price listed on Nasdaq.com as of the last trading day during the quarter.

Effective as of closing of the Business Combination on December 13, 2024, we entered into an employment agreement with Chris Chumas to serve as our Chief Sales Officer. The agreement does not have a specified term. The agreement provides that Mr. Chumas will receive an initial annual base salary of $250,000 and is eligible for an annual performance-based cash bonus of up to 110% of Mr. Chumas’s base salary as determined by the Board, as well as annual grants of long-term incentive awards under and subject to the terms of the Company’s equity or other long-term incentive plans in effect from time to time, with the target value of such awards equaling 130% of Mr. Chumas’s base salary. The Company will have the right in its sole discretion to defer payment of cash compensation to Mr. Chumas until the Company shall have raised an aggregate of $10,000,000 in funding. If Mr. Chumas’s employment with the Company is terminated by the Company without “cause” (as defined in the agreement), he will receive severance of 12 months of current base salary, payable in a lump sum within 60 days. However, Mr. Chumas will receive severance, payable in a lump sum within 60 days, in an amount equal to the highest base salary during the prior 3 years, plus his average annual bonus, if termination of his employment occurs (i) without “cause” following a change in control of the Company, (ii) after Mr. Chumas has resigned as a result of a material diminution in his authority, duties, or responsibilities, a material reduction in base salary or other compensation benefits, relocation of more than 50 miles from Mr. Chumas’s then-current place of employment being required by the Board, or material breach by the Company of the employment agreement, or (iii) after Mr. Chumas has resigned in connection with a change in control of the Company as a result of the Company’s failure to obtain the assumption of the employment agreement following the change in control. Mr. Chumas’s right to receive these severance benefits is subject to his providing a release of claims to the Company and his continued compliance with confidentiality, non-solicitation and other covenants in favor of the Company.

We entered into an employment agreement with Mr. Gallagher effective as of January 2, 2025. The agreement, which has an initial one-year term, provides that Mr. Gallagher will receive an initial annual base salary of $175,000, as well as $250,000 in Company common stock per year (vesting and issued on a quarterly basis), valued at the average closing price of the Company’s common stock for the 10 trading days prior to an ending the last trading day of each quarter. Mr. Gallagher is also eligible for an annual performance-based cash and/or stock award bonus based on performance and the Company’s ability to achieve EBITDA and financial goals as determined by the Company, as well as annual grants of long-term incentive awards under and subject to the terms of the Company’s equity or other long-term incentive plans in effect from time to time. If Mr. Gallagher’s employment with the Company is terminated by the Company without “cause” (as defined in the agreement) prior to the expiration of the initial one-year term, he will receive severance consisting of one month of current base salary, payable in a lump sum within 60 days. However, Mr. Gallagher will receive severance, payable in a lump sum within 60 days, in an amount equal to the highest base salary during the prior three years, plus his average annual bonus, if termination of his employment occurs (i) without “cause” following a change in control of the Company, (ii) after Mr. Gallagher has resigned as a result of a material diminution in his authority, duties, or responsibilities, a material reduction in base salary or other compensation benefits, relocation of more than 50 miles from Mr. Gallagher’s then-current place of employment being required by the Board, or material breach by the Company of the employment agreement, or (iii) after Mr. Gallagher has resigned in connection with a change in control of the Company as a result of the Company’s failure to obtain the assumption of the employment agreement following the change in control. Mr. Gallagher’s right to receive these severance benefits is subject to his providing a release of claims to the Company and his continued compliance with confidentiality, non-solicitation and other covenants in favor of the Company.

24

On January 2, 2025, the Company entered into director agreements with its non-employee members of the Board of Directors, Gregory Richter, Michael Garel, Scott Wattenberg, and William Ullman, to be considered effective as of closing of the Company’s business combination with Alpha Modus, Corp. (December 13, 2024), and pursuant to which the Company generally agreed to indemnify each of the non-employee directors to the broadest extent permitted by law and agreed to pay each non-employee director (i) $100,000 in common stock per annum, payable quarterly on the first day of each fiscal quarter and valued based on the closing price of the Company’s common stock on December 13, 2024, and (ii) $25,000 in cash per annum. Effective as March 31, 2025, the Company agreed that the common stock issuable to the directors would be valued based on the closing price of the Company’s common stock at the end of each quarter. The Company intends to continue evaluating the compensation to be provided to its non-employee directors.

Pay versus Performance

New SEC rules adopted in 2022 require us to disclose the following information regarding named executive officer compensation in relation to certain financial performance information about the Company. The Compensation Committee did not consider the pay versus performance disclosures below when making any of its named executive compensation decisions for any of the years shown.

Pay Versus Performance Table

	CEO (1)		Other NEOs (1)
Year	NEO Compensation Table Total for CEO (2)	Compensation Actually Paid to CEO (3)	Average NEO Compensation Table Total for Non-CEO NEOs(2)	Average Compensation Actually Paid to Non-CEO NEOs (3)	Value of Initial Fixed $100 Investment Based on TSR (4)	Net Income (Loss) (5)
2024	$26,027	$26,027	$36,000	$36,000	$27.80	$4,103,067

(1)	Our principal executive officer for 2024 was our CEO, William Alessi. Our named executive officer other than our CEO (“Other NEOs”) was Rodney Sperry (CFO).

(2)	Reflects, for our CEO, the total compensation reported in the Named Executive Officer Compensation Table and for the Other NEOs, the average total compensation reported in the Named Executive Officer Compensation Table in the fiscal year indicated.

(3)	The Named Executive Officer Compensation Table totals did not require equity award adjustments to arrive at the “Compensation Actually Paid to the CEO” and “Average Compensation Actually Paid to Non-CEO NEOs” in the year. During the measurement period, none of the NEOs were granted equity awards or otherwise had equity awards outstanding. Named Executive Officer Compensation Table totals for the year consist solely of salary and/or consulting fees paid to the NEOs each year.

(4)	For each fiscal year, represents the cumulative total stockholder return on an initial fixed $100 investment in our common stock from December 31, 2023, through December 31, 2024, for the 2024 fiscal year.

(5)	Represents the amount of net income attributable to the Company reflected in our consolidated financial statements for the covered fiscal year.

The disclosure included in this section is prescribed by SEC rules and does not necessarily align with how the Company views the link between the Company’s performance and its executives’ pay.

25

COMPENSATION COMMITTEE REPORT

The Compensation Committee reviewed and discussed the Compensation Discussion and Analysis with management. Based on this review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

Compensation Committee

Michael Garel

Chairperson

Outstanding Equity Awards at Fiscal Year End

None of our Named Executive Officers had any stock options or stock awards outstanding as of December 31, 2024 or 2023.

Equity Incentive Plans

Long-Term Incentive Plans. The Company does not provide its officers or employees with pension, stock appreciation rights, long-term incentive or other plans, nor does it provide non-qualified deferred compensation to its officers or employees, and therefore, the Summary Compensation Table above does not include columns for nonequity incentive plan compensation and nonqualified deferred compensation earnings since there were none.

Employee Pension, Profit Sharing or other Retirement Plans. The Company does not have a defined benefit, pension plan, profit sharing or other retirement plan, although it may adopt one or more of such plans in the future.

Description of Capital Stock

Our authorized capital stock currently consists of 200,000,000 shares of Class A common stock, par value $0.0001 per share, 20,000,000 shares of Class B common stock, par value $0.0001 per share, and 8,500,000 shares of preferred stock, $0.0001 per share, 7,500,000 of which have been designated as 7,500,000 shares of which have been designated as Series C Redeemable Convertible Preferred Stock, and 1,000,000 of which remain undesignated.

The following description summarizes important terms of the classes of our capital stock following the filing of our articles of incorporation. This summary does not purport to be complete and is qualified in its entirety by the provisions of our articles of incorporation and our bylaws which have been filed as exhibits to the registration statement of which this prospectus is a part.

As of November 17, 2025, there were 41,959,958 shares of common stock outstanding.

Common Stock

Common stockholders of record are entitled to one vote for each share held on all matters to be voted on by stockholders. Unless specified in the Amended and Restated Charter or the Company’s Bylaws, or as required by applicable provisions of the DGCL or applicable stock exchange rules, the affirmative vote of a majority of our shares of common stock that are voted is required to approve any such matter voted on by our stockholders.

Preferred Stock

The Second Amended and Restated Certificate of Incorporation of the Company authorizes the issuance of 8,500,000 shares of preferred stock, 7,500,000 shares of which have been designated as Series C Redeemable Convertible Preferred Stock (“Series C Preferred Stock”), and 1,000,000 shares of which are undesignated. As of November 17, 2025, 4,300,000 shares of Series C Preferred Stock are outstanding.

26

The Series C Preferred Stock has the following rights:

(i)	Ranking. The Series C Preferred Stock will rank senior to the Company common stock and other classes of Company preferred stock with respect to rights upon liquidation, winding up or dissolution.

(ii)	Voting. Each share of Series C Preferred Stock shall entitle the holder to one vote on all matters submitted to the vote of the Company’s shareholders;

(iii)	Dividends. The Series C Preferred Stock shall be treated pari passu with the Company common stock except that the dividends per share payable on the Series C Preferred Stock shall equal the dividend per share declared on each share of Company common stock multiplied by $10.00 (the “Face Value”) and divided by the applicable Conversion Price (as defined below). “Conversion Price” means a price per share equal to the lesser of either the Face Value, or (a) if no Trigger Event (as defined below) has occurred, 100% of the average of the 5 lowest closing bid prices of the Company common stock during the 10 days preceding the conversion notice date (the “Measurement Period”), not to exceed 100% of the lowest sales price on the last day of the Measurement Period, or (b) following any Trigger Event, 50.0% of the average of the lowest closing bid prices of the common stock during the Measurement Period, not to exceed 50.0% of the lowest sales price on the last day of such Measurement Period. “Trigger Event” generally means (a) a failure of a holder of Series C Preferred Stock to receive conversion shares when required; (b) the Company’s violation of or failure to timely perform any covenant in the designation of the Series C Preferred Stock or any agreement between the Company and the Series C Preferred Stockholder that is either (x) related to the payment of cash or delivery of conversion shares, or (y) curable, has not occurred before, and is not cured within 5 trading days of notice; (c) the Company’s suspension from trading or delisting from its principal trading exchange or market; (d) notification of an intention for the Company or its transfer agent not to comply with a conversion notice; (e) the Company’s bankruptcy, insolvency, reorganization, liquidation or similar proceedings; (f) the appointment of a custodian, receiver or similar official for the Company; (g) the entry of judgments against the Company in excess of $500,000 which are not stayed or satisfied within 30 days of entry; (h) the Company’s failure to comply with reporting requirements of Securities Exchange Act; (i) the initiation of any regulatory, administrative or enforcement proceeding against the Company; or (j) any material provision of the designation of the Series C Preferred Stock ceases to be valid or is contested.

(iv)	Liquidation. Upon any liquidation, dissolution or winding up of the Company, holders of Series C Preferred Stock shall be paid the Face Value per share, plus any accrued but unpaid dividends (the “Liquidation Value”).

(v)	Redemption. The Company shall be obligated to pay holders the Liquidation Value to redeem the Series C Preferred Stock upon the occurrence of a Deemed Liquidation Event (as defined below) or Trigger Event (as defined below). “Deemed Liquidation Event” generally means (a) a merger or consolidation where the Company or a subsidiary is a party to the merger and the Company issues shares of stock (except for domicile mergers and mergers not constituting a change of control); (b) the Company issues convertible or equity securities that senior to the Series C Preferred Stock in any respect; (c) a holder does not receive conversion shares upon conversion of the Series C Preferred Stock within 5 trading days due to the occurrence of an event that is solely within the control of the Company; (d) trading of the common stock is halted or suspended for 10 or more consecutive trading days due to the occurrence of an event that is solely within the control of the Company; or (e) a sale or other disposition of substantially all the assets of the Company that is not approved by the holders of the Series C Preferred Stock.

(vi)	Conversion. Shares of Series C Preferred Stock are not convertible until 18 months following Closing of the Business Combination so long as a Trigger Event has not occurred. Beginning 18 months following Closing of the Business Combination, or following the occurrence of a Trigger Event, shares of Series C Preferred Stock are convertible at election of the holder at the then-applicable Conversion Price.

The Amended and Restated Charter provides that shares of preferred stock may be issued from time to time in one or more series. Our board of directors will be authorized to fix the voting rights, if any, designations, powers, preferences, the relative, participating, optional or other special rights and any qualifications, limitations and restrictions thereof, applicable to the shares of each series of preferred stock. Our board of directors will be able to, without stockholder approval, issue preferred stock with voting and other rights that could adversely affect the voting power and other rights of the holders of the common stock and could have anti-takeover effects. The ability of our board of directors to issue preferred stock without stockholder approval could have the effect of delaying, deferring or preventing a change of control of us or the removal of existing management. We have 7,500,000 shares of Series C Preferred Stock, and other preferred stock, outstanding at the date hereof. Although we do not currently intend to issue any shares of preferred stock other than the 7,500,000 shares of Series C Preferred Stock, we cannot assure you that we will not do so in the future.

27

Certain Relationships and Related Transactions

Transactions with Related Persons

The following includes a summary of transactions during the fiscal years ending December 31, 2024 and 2023, in which we were or are to be a participant and the amount involved exceeded or exceeds the lesser of $120,000 or one percent of the average of our total assets at year-end for the last three completed fiscal years, and in which any related person had or will have a direct or indirect material interest (other than compensation and compensation arrangements described under “Executive Compensation” above).

In 2021, William Alessi (“Alessi”), an officer and director of the Company, loaned the Company $89,929 and received a payment of $4,000, for a net of $85,929. The loan is informal, unsecured, due on demand and bears 10% interest. The accrued interest as of December 31, 2023 was $3,612. The accrued interest as of December 31, 2024 was $6,049. In 2023, the Company made payments of $61,958 towards the balance of the loan. On April 17, 2024, the Company paid the remaining balance of $23,972. As of December 31, 2024 and 2023, the balance was $0 and $23,972, respectively.

On January 17, 2023, the Company and Janbella Group, LLC (“Janbella”), which is controlled by Alessi, entered into a secured convertible promissory note for $412,500. The note included the $75,000 balance as of December 31, 2022, an additional $300,000, and an OID of $37,500. The note matures on January 17, 2024. The OID of $37,500 was recorded as a debt discount and was being amortized over the life of the original note ending on January 17, 2024. On August 31, 2023, the Company and Janbella entered into an Amended and Restated 12% Senior Secured Promissory Note for $453,750. This note was a modification of the $412,500 note dated January 17, 2023. The Company treated this as a modification of debt. All assets of the Company are collateral for the note. In the event of a Qualified Offering prior to the maturity date, at the option of Janbella, for every dollar received in a Qualified Offering, Janbella would receive $0.50, until the outstanding principal and interest are paid. Janbella is managed by Alessi. The note is convertible at a conversion price of $1.00. In the event of a merger or consolidation, the payment due to Janbella is 200% of the principal. During the year ended December 31, 2023, the Company amortized $35,753 of this discount. As of December 31, 2023, there is a remaining balance of $1,747 left of the OID. During the year ended December 31, 2024, the Company amortized the remaining balance of $1,747 of this discount. There was a one-time interest charge of 10%, or $41,250, which was recorded as original interest discount and is being amortized over the life of the original note ending on January 17, 2024. During the year ended December 31, 2023, the Company amortized $39,329 of this discount. As of December 31, 2023, there was a balance remaining of $1,921. During the year ended December 31, 2024, the Company amortized the remaining balance of $1,921 of this discount. On March 29, 2024, the Company extended this note to June 7, 2024 and issued 1,400,000 shares of common stock to the JanBella. The stock was valued at $0.025 per share for a total value of $35,000. The Company recorded the charge of $35,000 as a debt discount and amortized $35,000 as debt discount interest expense during the year ended December 31, 2024. As of December 31, 2024 and 2023, the balance was $453,750 and $453,750, with accrued interest $73,810 and $18,452, respectively.

On August 31, 2023, the Company and Janbella entered into an 0% Senior Secured Promissory Note for $300,000. The note matures on August 31, 2024. There is no interest. An imputed interest discount was calculated for this note of $27,272, which was recorded directly to the accumulated deficit balance. This discount is being amortized over the life of the original note ending on August 31, 2024. During the year ended December 31, 2023, the Company amortized $9,116 of this discount. As of December 31, 2023, the balance of this discount was $18,157. During the year ended December 31, 2024, the Company amortized $18,157 of this discount. As of December 31, 2024, the balance of this discount was $0. All assets of the Company are collateral for the note. As of December 31, 2024 and 2023, the balance on this note was $300,000.

28

On November 6, 2023, the Company and Janbella entered into an 0% Senior Secured Promissory Note for $221,941. The note matures on August 31, 2024. There is no interest. An imputed interest discount was calculated for this note of $16,804, which was recorded directly to the accumulated deficit balance. This discount is being amortized over the life of the original note ending on August 31, 2024. During the year ended December 31, 2023, the Company amortized $3,091 of this discount. As of December 31, 2023, the balance of this discount was $13,713. During the year ended December 31, 2024, the Company amortized $13,713 of this discount. As of December 31, 2024, the balance of this discount was $0. All assets of the Company are collateral for the note. As of December 31, 2024 and 2023, the balance on this note was $221,941.

On February 28, 2024, the Company and Janbella entered into a verbal agreement for a $100,000 0% Senior Secured Promissory Note. On May 17, 2024, the Company and Janbella formalized the February 28, 2024 verbal agreement by entering into an 0% Senior Secured Promissory Note for $400,000 and JanBella funded an additional $300,000. The note matures on August 31, 2024. There is no interest. An imputed interest discount was calculated for this note of $14,087, which was recorded directly to the accumulated deficit balance. This discount is being amortized over the life of the original note ending on August 31, 2024. During the year ended December 31, 2024, the Company amortized $14,087 of this discount. As of December 31, 2024, the balance of this discount was $0. All assets of the Company are collateral for the note. On December 24, 2024, the Company and Janbella entered into a verbal agreement for an additional $100,000 0% Senior Secured Promissory Note. On December 13, 2024 as part of the business combination, the Company paid $100,000 on this balance. As of December 31, 2024 and 2023, the balance on this note was $400,000 and $0, respectively.

During the fiscal year ending December 31, 2023, the Company agreed to reimburse Mr. Alessi $208,433 for the cancellation of 90,165,908 shares and the potential acquisition of Alpha Modus Corp. by Insight Acquisition Corp. Payments of $120,083 had been made during 2023, leaving a balance due to Mr. Alessi of $88,350 as of December 31, 2023. During the year ended December 31, 2024, the Company made payments of $88,350, leaving a balance due of $0.

Convertible Promissory Note

On July 25, 2024, the Company issued an unsecured promissory note in the aggregate principal amount of $35,000 (the “Note”) to a related party, the Note being entered into in consideration of two transfers made by Jeffrey J. Gary to the Company on or about April 18, 2024 for $25,000 and on May 22, 2024 for $10,000. The Note does not bear interest and matures upon the closing of an initial business combination by the Company. The principal balance may be repaid at any time. The principal balance shall be payable by the Company either: (i) in cash, or (ii) at the payee’s election in writing, by issuance of the Company’s private placement warrants (the “Private Warrants”), at a price of $1.00 per Private Warrant. Each Private Warrant entitles the holder to purchase one share of Class A common stock at $11.50 per share. As of December 31, 2024, the balance on this note was $35,000.

Private Placement Warrants

Simultaneously with the closing of the initial public offering of the Company’s common stock in 2021, the Company consummated the Private Placement of 7,500,000 and 1,200,000 Private Placement Warrants to the Sponsor and Cantor and Odeon (as such terms are defined below), respectively, for an aggregate of 8,700,000 Private Placement Warrants, at a price of $1.00 per Private Placement Warrant, generating proceeds of $8.7 million.

Each Private Placement Warrant is exercisable for one whole share of Class A common stock at a price of $11.50 per share. A portion of the proceeds from the sale of the Private Placement Warrants to the Sponsor and the underwriters was added to the proceeds from the Initial Public Offering held in the Trust Account. If the Company does not complete a business combination within the required combination period, the Private Placement Warrants will expire worthless. Except as set forth below, the Private Placement Warrants will be non-redeemable for cash and exercisable on a cashless basis so long as they are held by the Sponsor, the underwriters or their permitted transferees.

The Sponsor, the underwriters and the Company’s officers and directors agreed, subject to limited exceptions, not to transfer, assign or sell any of their Private Placement Warrants until 30 days after the completion of the initial business combination.

29

Business Combination Related Agreements

On October 13, 2023, the Company and Alpha Modus, Corp. entered into a Business Combination Agreement, which was subsequently amended on June 21, 2024. Pursuant to the Business Combination Agreement, as amended, Alpha Modus, Corp., and the Company agreed that (i) each share of Alpha Modus, Corp. common stock (other than those properly exercising any applicable appraisal rights under applicable law) would be converted into (A) one share of Company common stock, and (B) the contingent right to receive a pro rata portion of the Earnout Shares (as defined below) (which may be zero); and (iii) each share of Alpha Modus, Corp. preferred stock (other than those properly exercising any applicable appraisal rights under applicable law) would be converted into (A) one share of Company Series C Preferred Stock, and (B) the contingent right to receive a pro rata portion of the Earnout Shares (as defined below) (which may be zero) (collectively the “Merger Consideration”).

The stockholders of Alpha Modus, Corp. may be issued up to 2,200,000 additional shares of Company common stock (the “Earnout Shares”). The Earnout Shares will be earned and issued in one-third (1/3) increments (of approximately 733,333 shares) if, for any twenty (20) trading days within any thirty (30)-consecutive trading day period beginning at least 180 days after the Closing and on or prior to the 5-year anniversary of the Closing, the VWAP of the Company’s common stock equals or exceeds $13.00 per share, $15.00 per share and $18.00 per share (as equitably adjusted for stock splits, stock dividends, combinations, recapitalizations and the like after the Closing), respectively, with all remaining Earnout Shares earned and issued upon certain changes of control of IAC at or prior to the 5-year anniversary of the Closing.

Additionally, at the Closing, the Company’s sponsor, Insight Acquisition Sponsor LLC (the “Sponsor”) was required to deposit 750,000 shares of Company common stock into escrow (the “Sponsor Earnout Shares”), and the Sponsor Earnout Shares will be released to the Sponsor according to the same milestones and timelines applicable to the Earnout Shares described above. Additionally, the Company and the Sponsor agreed that the Sponsor will forfeit and cancel 750,000 shares of Company common stock at Closing. Finally, at the Closing, (i) the Company will to use its best efforts to pay off the Company’s loan(s) from Polar Multi-Strategy Master Fund (“Polar”) (expected to be approximately $975,000 at Closing), (ii) the Company will use its best efforts to pay Alpha Modus, Corp.’s loans from Janbella Group, LLC (“Janbella”) (expected to be approximately $1,400,000 at Closing), (iii) the Company will issue to Janbella 1,392,308 shares of Company common stock, (iv) the Company will issue to Michael Singer 125,000 shares of Company common stock, (v) the Company will issue to Cantor Fitzgerald & Co. (“Cantor”) 210,000 shares of Company common stock, and (vi) the Company will issue to Odeon Capital Group, LLC (“Odeon”) 90,000 shares of Company common stock.

In connection with the Business Combination Agreements, the Company, Alpha Modus, Corp., and certain other parties entered into related agreements described below.

Stockholder Support Agreements

The Company, and the majority stockholders of Alpha Modus, Corp., the family trusts of Mr. Alessi, entered into a Stockholder Support Agreement (the “Stockholder Support Agreement”) on or about October 13, 2023. Pursuant to the Stockholder Support Agreement, the Alpha Modus, Corp. majority stockholders agreed to, among other things, vote their shares of Alpha Modus, Corp. in favor of the adoption and approval of the Business Combination Agreement and related transactions.

Amended Registration Rights Agreement

The Company, the Sponsor and certain other Company shareholders parties thereto (collectively, the “Initial Holders”), Alpha Modus, and certain Alpha Modus stockholders entered an Amended and Restated Registration Rights Agreement (the “Amended Registration Rights Agreement”) on or about October 13, 2023. Pursuant to the Amended Registration Rights Agreement, the Initial Holders will be provided the right to demand registrations, piggy-back registrations and shelf registrations with respect to Registrable Securities (as defined in the Amended Registration Rights Agreement). The Amended Registration Rights Agreement would supersede the registration rights agreements between IAC and certain of the Initial Holders.

30

Confidentiality and Lock-Up Agreement

Certain Alpha Modus stockholders (the majority stockholders of Alpha Modus, Corp.) entered into a Confidentiality and Lock-up Agreement with the Company (the “Confidentiality and Lock-Up Agreement”) on or about October 13, 2023. Pursuant to the Confidentiality and Lock-Up Agreement, each Alpha Modus stockholder party thereto agreed to a lock-up of its Company securities during a period (the “Lock-Up Period”) from Closing of the Business Combination through the earlier of (i) the date that is 12 months after Closing, or (ii) the date that the volume-weighted average price of the Company’s common stock as reported by Bloomberg exceeds $12.50 per share for any 20 trading days within any consecutive 30-trading day period, except for an aggregate number of shares of Company common stock equal to (X) 1,650,000 shares, plus (Y) the number of shares of Company common stock issued to Janbella pursuant to Section 7.21 of the Business Combination Agreement, minus (Z) 557,692 shares, which aggregate number of shares is not subject to lock-up restrictions may be sold by the Alpha Modus stockholder parties during the Lock-Up Period. As 1,392,308 shares of Company common stock were issued to Janbella pursuant to Section 7.21 of the Business Combination Agreement, an aggregate of 2,484,616 shares of Company held by the majority stockholders are not subject to lock-up restrictions, and have therefore been registered for resale.

Sponsor Lock-Up Agreement

The Company, the Sponsor, and Alpha Modus, Corp. entered into an Lock-Up Agreement (the “Sponsor Lock-Up Agreement”) on or about October 13, 2023, pursuant to which, among other things, the Sponsor agreed to a lock-up of its Company securities during the defined lock-up period, except for a number of shares equal to 15% of the Company’s common stock owned by the Sponsor as of Closing, which number of shares may be sold by the Sponsor during the lock-up period without lock-up restriction. As the Sponsor owned 3,449,990 shares as of Closing (that were not Sponsor Earnout Shares), 15% of such number of shares, or approximately 517,512 shares, are have therefore been registered for resale by the Sponsor’s assignees.

IAC Stockholder Support Agreement

The Company, the Sponsor, and Alpha Modus, Corp. entered into a Stockholder Support Agreement (the “IAC Stockholder Support Agreement”) on or about October 13, 2023, pursuant to which the Sponsor agreed, among other things, to vote their shares of Company common stock in favor of the adoption an approval of the Business Combination Agreement and related transactions.

Director Independence

During the years ended December 31, 2024 and 2023, the Board of Directors determined that William Ullman, Scott Wattenberg, and Michael Garel were independent under the definition of independence and in compliance with the listing standards of the Nasdaq listing requirements. Based upon these standards, the Board of Directors has determined that William Ullman, Scott Wattenberg, and Michael Garel are “independent” members of the Board of Directors as defined in Section 803(A) of the Nasdaq Company Guide, and William Alessi and Greg Richter are not “independent” due to Mr. Alessi’s status as an officer of the Company and the transactions described above, and Mr. Richter’s familial relationship with Mr. Alessi.

31

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors and officers, and the persons who beneficially own more than ten percent of our common stock, to file reports of ownership and changes in ownership with the SEC. Copies of all filed reports are required to be furnished to us pursuant to Rule 16a-3 promulgated under the Exchange Act. Based solely upon our review of the Section 16(a) filings that have been furnished to us and representations by our directors and executive officers (where applicable), we believe that all filings required to be made under Section 16(a) during fiscal 2024, were timely made except that Rodney Sperry, Chris Chumas, Thomas Gallagher, Gregory Richter, and Scott Wattenberg did not timely file Form 3’s.

Pursuant to SEC rules, we are not required to disclose in this filing any failure to timely file a Section 16(a) report that has been disclosed by us in a prior annual report or proxy statement.

Code of Ethics

We have adopted a code of ethics that applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer and principal accounting officer. Such code of ethics addresses, among other things, honesty and ethical conduct, conflicts of interest, compliance with laws, regulations and policies, including disclosure requirements under the federal securities laws, and reporting of violations of the code.

We are required to disclose any amendment to, or waiver from, a provision of our code of ethics applicable to our principal executive officer, principal financial officer, principal accounting officer, controller, or persons performing similar functions. We intend to use our website as a method of disseminating this disclosure as well as by SEC filings, as permitted or required by applicable SEC rules. Any such disclosure will be posted to our website within four (4) business days following the date of any such amendment to, or waiver from, a provision of our code of ethics.

Any stockholder who so requests may obtain a free copy of our Code of Ethics by submitting a written request to our Secretary.

Dissenters’ Rights

Under Nevada law there are no dissenters’ rights available to our stockholders in connection with any of the Proposals.

32

Other Matters

The Company’s Annual Reports on Form 10-K covering the fiscal years ended December 31, 2024 and 2023, without exhibits, are being provided to all stockholders along with this Proxy Statement. Our Annual Reports to Stockholders on Form 10-K covering the fiscal years ended December 31, 2024 and 2023, our Quarterly Reports on Form 10-Q, and other information are available on our website at https://alphamodus.com/, and may also be obtained by calling (704) 252-5050 or writing to the address below:

Alpha Modus Holdings, Inc.

20311 Chartwell Center Dr., #1469,

Cornelius, NC 28031

Attn: Secretary

The persons designated to vote shares covered by our Board of Directors’ proxies intend to exercise their judgment in voting such shares on other matters that may properly come before the meeting. Management does not expect that any matters other than those referred to in this Proxy Statement will be presented for action at the meeting.

Shareholder Proposals

Proposals of holders of our voting securities intended to be presented at our 2026 fiscal year Annual Meeting of stockholders and included in our proxy statement and form of proxy relating to such meeting pursuant to Rule 14a-8 of Regulation 14A must be received by us, addressed to our Secretary, at our principal executive offices at 20311 Chartwell Center Dr., #1469, Cornelius, North Carolina, 28031, not later than the close of business on April 14, 2026, together with written notice of the stockholder’s intention to present a proposal for action at the 2026 Annual Meeting of stockholders, unless our annual meeting date occurs more than 30 days before or 30 days after October 3, 2026. In that case, we must receive proposals not earlier than the close of business on the 120th day prior to the date of the 2026 annual meeting and not later than the close of business on the later of the 90th day prior to the date of the annual meeting or, if the first public announcement of the date of the Annual Meeting is less than 100 days prior to the date of the meeting, the 10th day following the day on which we first make a public announcement of the date of the meeting. The notice must be personally delivered to the Company or sent by first class certified mail, return receipt requested, postage prepaid, and must include the name and address of the stockholder, the number of voting securities held by the stockholder of record, a statement that the stockholder holds such shares beneficially and the text of the proposal to be presented for vote at the meeting, a statement in support of the proposal, and must otherwise comply with Rule 14a-8 of Regulation 14A and the requirements of our Bylaws.

The proposal should state as clearly as possible the proposal and should be accompanied by a supporting statement. The proposal, including the accompanying supporting statement, may not exceed 500 words. Upon receipt of any such proposal, the Company will determine whether or not to include such proposal in the proxy statement and proxy in accordance with regulations governing the solicitation of proxies. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable rules and requirements. As the rules of the SEC make clear, simply submitting a proposal does not guarantee that it will be included.

33

Nominations for Directors for the 2026 Annual Meeting of Stockholders

The Nominating and Corporate Governance Committee will consider qualified director candidates recommended in good faith by stockholders, provided those nominees meet the requirements of Nasdaq and applicable federal securities law. The Nominating and Corporate Governance Committee’s evaluation of candidates recommended by stockholders does not differ materially from its evaluation of candidates recommended from other sources. Any stockholder wishing to recommend a nominee should submit the candidate’s name, credentials, contact information and his or her written consent to be considered as a candidate. These recommendations should be submitted in writing to the Company, Attn: Secretary, Alpha Modus Holdings, Inc., 20311 Chartwell Center Dr., #1469, Cornelius, North Carolina, 28031, not later than the close of business on April 14, 2026, together with written notice of the stockholder’s intention to present a proposal for action at the 2026 Annual Meeting of stockholders, unless our annual meeting date occurs more than 30 days before or 30 days after October 3, 2026. In that case, we must receive proposals not earlier than the close of business on the 120th day prior to the date of the 2026 annual meeting and not later than the close of business on the later of the 90th day prior to the date of the annual meeting or, if the first public announcement of the date of the Annual Meeting is less than 100 days prior to the date of the meeting, the 10th day following the day on which we first make a public announcement of the date of the meeting. The notice must be personally delivered to the Company or sent by first class certified mail, return receipt requested, postage prepaid, and must include the name and address of the stockholder, the number of voting securities held by the stockholder of record, a statement that the stockholder holds such shares beneficially and the text of the proposal to be presented for vote at the meeting, a statement in support of the proposal, and must otherwise comply with Rule 14a-8 of Regulation 14A and the requirements of our Bylaws. The proposing stockholder should also include his or her contact information and a statement of his or her share ownership. The Committee may request further information about stockholder recommended nominees in order to comply with any applicable laws, rules or regulations or to the extent such information is required to be provided by such stockholder pursuant to any applicable laws, rules or regulations.

Sincerely,

/s/ William Alessi
William Alessi
Chief Executive Officer

Cornelius, North Carolina
December 3, 2025

34